Explanatory Note
     Attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information included in a supplement to the Class I and Class R Prospectus dated March 1, 2011, for Calamos International Growth Fund and Calamos Global Equity Fund, each a series of Calamos Investment Trust, filed with the Securities and Exchange Commission on March 21, 2011 (Accession No. 0000950123-11-027438).